UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Commission File Number: 333-200629

BOATIM INC.
(Exact name of Registrant as specified in its charter)

Nevada	35-2513795
(State of incorporation)	(IRS Employer Identification No.)

7950 NW 53rd Street, Suite 337, Miami, FL 33166.

 Address of Principle Executive Office

Tel: +1 (305) 239-9993

Registrant’s telephone number, including area code

December 23rd, 2019

Date of Report (Date of earliest event reported)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.01 – CHANGE IN CONTROL OF REGISTERANT.

On December 12th, 2019, Mr Yves Toelderer transferred 32,766,667 of its shares of common stocks to JTT Global Ventures Ltd. for a total consideration of $200,000.00 paid by means of assuming Mr Toelderer´s payment obligation from a promissory note. The above shareholdings represent 64.88% ownership of the Company. The transfer was completed and effective on December 20th, 2019.

ITEM 9.01 EXHIBITS

(d) Exhibits.

3.1	n.a.
99.1	n.a.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23rd, 2019

BOATIM INC.

/s/ Wolfgang Tippner
By:	Wolfgang Tippner, CEO

3